Exhibit 10.12

AMENDMENT NO. 1 TO UNSECURED CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT NO. 1 TO UNSECURED CONVERTIBLE PROMISSORY NOTE (this “Amendment”), dated as of March [●], 2022, is by and between MediaCo Holding Inc., an Indiana corporation (the “Company”), and SG Broadcasting LLC, a Delaware limited liability company (the “Holder”).

BACKGROUND

WHEREAS, the Company issued to the Holder that certain Unsecured Convertible Promissory Note, dated as of May 19, 2021 (the “Note”);

WHEREAS, the Note provided for the loan by the Company of up to $7,000,000, of which $3,000,000 was contributed the Holder to the Company on or about May 19, 2021 and an additional $1,000,000 was contributed the Holder to the Company on or about June 1, 2021, with the remaining $3,000,000 committed through June 30, 2022; and

WHEREAS, the Company and the Holder desire to amend the Note to provide that the remaining $3,000,000 shall be committed through June 30, 2023.

NOW, THEREFORE, in consideration of the foregoing recitals, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.Amendment to the Note.  Effective immediately upon the execution of this Amendment, the date June 30, 2022 in Section 18 of the Note shall be replaced by the date June 30, 2023.

2.Miscellaneous.

(a)This Amendment and any term of this Amendment may be amended, terminated or waived only with the written consent of the Company and the Holder.

(b)This Amendment may be executed in any number of counterparts (including facsimile or PDF counterparts), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(c)Except as otherwise provided herein, the Note shall remain in full force and effect, unmodified hereby.

[SIGNATURE PAGE FOLLOWS]

DB1/ 128373354.1

Exhibit 10.12

IN WITNESS WHEREOF, each of the Company and the Holder has executed and delivered this Amendment on the date first above written.

MEDIACO HOLDING INC. B
By:
Name:	Ann C. Beemish
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ACCEPTED AND AGREED:

SG BROADCASTING LLC

By:  ________________________________

        Soohyung Kim

        Managing Member

[Signature Page to Amendment No. 1 to Unsecured Convertible Promissory Note]

DB1/ 128373354.1